UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Annual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets such as Brazil, Russia, and China.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what the manager determines to be their true worth.

While the fund typically favors midsize and large companies, it can also invest in small companies. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund has the potential to let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100 to 200 stocks for consideration in the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Global Equity Fund

Interview with your fund’s portfolio manager

The fund outperformed its benchmark for the year. What were the main drivers of this result?

Stock and industry selection helped the fund’s performance relative to the benchmark. Among sectors, consumer discretionary stocks performed well, while energy lagged. The portfolio had a benchmark-relative underweight to industrials and the more defensive consumer staples sector; while this did not help, the portfolio had exposures to good performers in both, so in aggregate these sectors were positive contributors.

With continued problems in Europe, concerns over the U.S. “fiscal cliff,” and China’s economic slowdown, was it a surprise that markets performed well?

I think the general performance of the market was surprising to a number of market participants, as was the fact that European markets were almost as strong as the global markets overall. It was also somewhat surprising to see emerging markets largely underperform developed markets — now for three years running. The materials and financials sectors are heavily weighted in emerging-market indexes. Materials suffered as a result of the global growth slowdown — led by the slowdown in Chinese infrastructure — while

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Equity Fund	5

financials suffered largely because of a tightening in net interest margins, due in part to falling interest rates. Having said that, some segments among emerging markets performed relatively well, such as the ASEAN countries [the Association of Southeast Asian Nations, which includes Thailand, Malaysia, and Philippines], Mexico, and the consumer sector in Brazil.

Did you institute any major sector shifts during the year?

At the start of the year, financials was a large underweight in the portfolio, but as the year progressed, we added substantially to developed market financials stocks. By the end of the fund’s fiscal year, the portfolio’s exposure to European financials was neutral relative to the benchmark, while its exposure to U.S. financials was overweight relative to the benchmark. Going forward, we believe financials stocks stand to benefit from improving financial conditions, central bank actions to cut interest rates and buy back distressed sovereign bonds in Europe, and quantitative easing in the United States.

Which positions helped the fund?

The U.S. housing market showed signs of life as the year progressed, which helped a number of housing-related stocks to appreciate in value. U.S. homebuilders PulteGroup, Lennar, Standard Pacific, and Toll Brothers all contributed to the fund’s results as they benefited from the increase in new housing starts, which turned around for the first time in five years, as well as from the stabilization in U.S. home prices. These positions continue to be benchmark-relative overweights in the portfolio.

Anheuser-Busch was a good performer for the year, partly on the strength of what we believe was a smart strategic acquisition of Mexican brewer Modelo. We felt the stock had appreciated close to full value during the period, so we sold it by period-end, locking in profits for the fund.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6	Global Equity Fund

What is your strategy with respect to Japan, which is suffering economically but is a relatively large country overweight in the portfolio?

There is no overarching economic theme that governs the portfolio’s exposure to Japan. Having said that, a variety of Japanese companies are instituting more shareholder-friendly changes to their management style. They are more focused on increasing dividend payouts, initiating stock buybacks, and improving overall returns without being too conservative in their balance-sheet management, all of which enhances their attractiveness, in our view.

Which stocks or strategies did not perform up to your expectations?

Detractors from performance for the period included the fund’s largest holding, BG Group, an integrated natural gas company and the global leader in liquefied natural gas production, which reported lower-than-expected earnings for the third quarter. The company was unable to hit its production targets, now for its second year in a row. Bottlenecks to production in Brazil and low gas prices in the United States contributed to the company’s disappointing results. Despite this setback, we see good potential growth over the next several years for the company, which has what we consider excellent natural gas assets in Brazil, Australia, and the United States.

Tronox is a global chemicals company that produces titanium dioxide, a key component in paint. Although global demand for paint is generally expanding, Tronox’s customer inventories grew substantially during the period — partly because of the slowdown

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Global Equity Fund	7

in building in China. As a result, the price of titanium dioxide, which had risen for much of the year, pulled back in the last few months of the period, putting pressure on company earnings. We believe that when the industry works through its destocking process, the company will be positioned to perform well.

Apple was the third-largest detractor from results. Not owning the stock for a time earlier in the year was a drag on performance relative to the benchmark.

Nissan was another underperformer. The company’s results have suffered from several factors, including the strength of the yen and a slower-than-expected new product launch in the United States. In addition, the China-Japan dispute over the Senkaku Islands, which both countries lay claim to in their desire to develop maritime resources in the region, put pressure on the company’s earnings. Approximately 20% to 25% of Nissan’s revenue is derived from its business in China, but that revenue stream took a hit at the onset of the rising tensions between the two nations.

What are the key sources of uncertainty and opportunity to watch for as we head into 2013?

There are numerous uncertainties in the market, but these are slowly beginning to clear up. With the U.S. presidential election behind us, the next big hurdle in the United States is the fiscal cliff. On a positive note, there currently appears to be some momentum behind addressing this issue along with the overall budget deficit. This means that another major uncertainty could be put to rest as we enter 2013.

In Europe, where there is a host of uncertainties, Germany and France appear to be more aligned than they have been in the past, and thus they may have strengthened their resolve to keep the eurozone together. That, in combination with the European Central Bank being more forceful about buying back distressed sovereign bonds, has cleared up

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Global Equity Fund

some measure of the uncertainties over the future unity of the eurozone, in our opinion.

China, too, has new leadership. As the policy direction in China becomes clearer, global equity investors may be in a better position to assess continuing risks to China’s growth. While we do not think we will see the broad-based, infrastructure-led growth in China that we witnessed over the past 10 years, we expect there will be segments that could benefit from some reacceleration in infrastructure.

The broad improvement in U.S. housing is one of the most exciting themes we see in the market at this time. While housing’s recovery is not an undiscovered trend, the potential scale of home price increases may still be underappreciated by the market. Historically low interest rates, the compelling value of owning versus renting a home, and investors’ appetite for the yield available in housing markets all bode well for meaningful home price increases, in our view. Broad improvements in the sector have already benefited homebuilder stocks and some U.S. financials, and eventually the benefits may spill over into home remodeling companies, particularly as homeowners look to update their homes following years of restraint.

Thank you, Shep, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Global Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.32%	6.98%	6.57%	6.57%	6.57%	6.57%	6.84%	6.63%	7.06%	7.46%	7.46%	7.46%

10 years	80.08	69.79	67.12	67.12	66.99	66.99	71.32	65.28	75.97	84.57	84.57	84.57
Annual average	6.06	5.44	5.27	5.27	5.26	5.26	5.53	5.15	5.81	6.32	6.32	6.32

5 years	–22.54	–26.99	–25.40	–26.79	–25.37	–25.37	–24.49	–27.14	–23.50	–21.56	–21.56	–21.56
Annual average	–4.98	–6.10	–5.69	–6.05	–5.68	–5.68	–5.46	–6.14	–5.22	–4.74	–4.74	–4.74

3 years	26.80	19.44	24.09	21.09	24.00	24.00	24.83	20.48	25.89	27.85	27.85	27.85
Annual average	8.24	6.10	7.46	6.59	7.43	7.43	7.67	6.41	7.98	8.53	8.53	8.53

1 year	11.20	4.83	10.43	5.43	10.38	9.37	10.59	6.67	10.85	11.39	11.39	11.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Global Equity Fund

Comparative index returns For periods ended 10/31/12

		Lipper Global Large-Cap
	MSCI World Index (ND)	Core Funds category average*

Annual average (life of fund)	5.96%	7.08%

10 years	100.40	121.01
Annual average	7.20	8.05

5 years	–13.54	–11.60
Annual average	–2.87	–2.54

3 years	25.56	24.20
Annual average	7.88	7.45

1 year	9.45	10.27

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 64, 60, 52, 32, and 10 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,712 and $16,699, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,528. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,597, $18,457, $18,457, and $18,457, respectively.

Global Equity Fund	11

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	—	—	1

Income	$0.214		$0.141	$0.148	$0.170		$0.188	—	—	0.238

Capital gains	—		—	—	—		—	—	—	—

Total	$0.214		$0.141	$0.148	$0.170		$0.188	—	—	$0.238

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$8.55	$9.07	$7.69	$8.10	$8.18	$8.48	$8.45	—	—	$8.83

7/2/12*	—	—	—	—	—	—	—	$8.92	$8.92	—

10/31/12	9.26	9.82	8.33	8.77	8.85	9.17	9.15	9.56	9.56	9.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.40%	7.05%	6.64%	6.64%	6.64%	6.64%	6.91%	6.70%	7.14%	7.54%	7.54%	7.54%

10 years	93.64	82.48	79.28	79.28	79.37	79.37	84.00	77.41	89.22	98.37	98.37	98.37
Annual average	6.83	6.20	6.01	6.01	6.02	6.02	6.29	5.90	6.59	7.09	7.09	7.09

5 years	–19.72	–24.34	–22.74	–24.19	–22.64	–22.64	–21.75	–24.52	–20.68	–18.72	–18.72	–18.72
Annual average	–4.30	–5.43	–5.03	–5.39	–5.00	–5.00	–4.79	–5.47	–4.53	–4.06	–4.06	–4.06

3 years	22.89	15.87	19.88	16.88	20.14	20.14	20.83	16.62	21.82	23.72	23.72	23.72
Annual average	7.11	5.03	6.23	5.34	6.31	6.31	6.51	5.26	6.80	7.35	7.35	7.35

1 year	25.75	18.58	24.72	19.72	24.85	23.85	24.93	20.63	25.38	25.93	25.93	25.93

12	Global Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/11	1.38%	2.13%	2.13%	1.88%	1.63%	0.96%*	0.86%*	1.13%

Annualized expense ratio
for the six-month period
ended 10/31/12†	1.33%	2.08%	2.08%	1.83%	1.58%	0.93%	0.83%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12); may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, (or, in the case of class R5 and R6 shares, for the period from July 3, 2012 (commencement of operations) to October 31, 2012). It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.72	$10.48	$10.48	$9.22	$7.97	$3.18‡	$2.84‡	$5.46

Ending value (after expenses)	$1,008.70	$1,004.80	$1,004.60	$1,004.50	$1,006.60	$1,071.80	$1,071.80	$1,009.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 5/1/12 to 10/31/12, they would have been higher.

Global Equity Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.75	$10.53	$10.53	$9.27	$8.01	$4.72	$4.22	$5.48

Ending value (after expenses)	$1,018.45	$1,014.68	$1,014.68	$1,015.94	$1,017.19	$1,020.46	$1,020.96	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Equity Fund	15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Global Equity Fund	17

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and

18	Global Equity Fund

(ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Global Equity Fund	19

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 113, 106 and 78 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance in 2007 and 2008 suffered because the portfolio manager’s investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007. The Trustees also considered that performance over the five-year period had been affected by underperformance in 2010 as a result of the European sovereign debt crisis.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that at the end of January 2011 a new portfolio manager had taken sole responsibility for managing the fund’s investments, and that the fund’s

20	Global Equity Fund

relative performance had improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Global Equity Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Global Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the fund), including the fund’s portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 7, 2012

Global Equity Fund	23

The fund’s portfolio 10/31/12

COMMON STOCKS (99.0%)*	Shares	Value

Aerospace and defense (1.5%)
Honeywell International, Inc.	100,500	$6,154,620

Precision Castparts Corp.	29,900	5,174,793

		11,329,413
Airlines (0.9%)
Japan Airlines Co., Ltd. (Japan) †	140,100	6,668,921

		6,668,921
Auto components (0.5%)
Johnson Controls, Inc.	155,000	3,991,250

		3,991,250
Automobiles (1.9%)
Nissan Motor Co., Ltd. (Japan)	1,676,700	14,042,353

		14,042,353
Beverages (1.2%)
Pernod-Ricard SA (France)	83,541	9,010,240

		9,010,240
Building products (0.8%)
Fortune Brands Home & Security, Inc. †	77,500	2,204,100

Masco Corp.	116,500	1,757,985

Owens Corning, Inc. †	72,700	2,441,993

		6,404,078
Capital markets (1.8%)
Blackstone Group LP (The)	156,291	2,400,630

Charles Schwab Corp. (The)	490,700	6,663,706

Morgan Stanley	288,700	5,017,606

		14,081,942
Chemicals (4.6%)
Airgas, Inc.	30,700	2,731,379

CF Industries Holdings, Inc.	20,100	4,124,319

Georgia Gulf Corp.	47,800	1,691,642

Lanxess AG (Germany)	23,681	1,956,101

Monsanto Co.	237,600	20,450,232

Sherwin-Williams Co. (The)	12,000	1,710,960

Tronox, Ltd. Class A	106,700	2,175,613

		34,840,246
Commercial banks (7.4%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	656,253	5,475,724

Erste Group Bank AG (Austria) †	85,500	2,154,212

Grupo Financiero Banorte SAB de CV (Mexico)	302,800	1,683,507

Kasikornbank PCL NVDR (Thailand)	635,100	3,709,085

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	1,077,600	4,876,768

Regions Financial Corp.	328,300	2,140,516

Sberbank of Russia ADR (Russia)	811,197	9,582,815

Siam Commercial Bank PCL (Thailand)	535,100	2,810,803

Societe Generale SA (France) †	267,705	8,574,081

Wells Fargo & Co.	463,372	15,611,003

		56,618,514
Commercial services and supplies (0.9%)
ADT Corp. (The) †	39,950	1,658,325

Aggreko PLC (United Kingdom)	55,288	1,925,387

24	Global Equity Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Commercial services and supplies cont.
Regus PLC (United Kingdom)	1,068,854	$1,731,118

Tyco International, Ltd.	64,100	1,722,367

		7,037,197
Communications equipment (1.0%)
Qualcomm, Inc.	128,100	7,503,458

		7,503,458
Computers and peripherals (2.8%)
Apple, Inc.	31,800	18,924,180

Gemalto NV (Netherlands)	22,515	2,033,316

		20,957,496
Construction and engineering (0.2%)
KBR, Inc.	56,700	1,579,662

		1,579,662
Consumer finance (2.3%)
Capital One Financial Corp.	134,100	8,068,797

Discover Financial Services	235,500	9,655,500

		17,724,297
Diversified financial services (5.6%)
Bank of America Corp.	1,688,200	15,734,024

ING Groep NV GDR (Netherlands) †	768,328	6,838,689

JPMorgan Chase & Co.	422,800	17,622,304

ORIX Corp. (Japan)	23,690	2,427,281

		42,622,298
Diversified telecommunication services (3.8%)
CenturyLink, Inc.	144,700	5,553,586

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	160,700	7,335,934

Verizon Communications, Inc.	319,800	14,275,872

Ziggo NV (Netherlands)	45,299	1,467,424

		28,632,816
Electronic equipment, instruments, and components (0.5%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,225,700	3,682,525

		3,682,525
Energy equipment and services (1.1%)
Halliburton Co.	138,500	4,472,165

Oceaneering International, Inc.	36,440	1,906,905

Oil States International, Inc. †	27,400	2,002,940

		8,382,010
Food and staples retail (0.5%)
Lawson, Inc. (Japan)	49,100	3,613,316

		3,613,316
Food products (2.0%)
Kerry Group PLC Class A (Ireland)	39,116	2,046,781

Nestle SA (Switzerland)	207,365	13,167,304

		15,214,085
Gas utilities (0.3%)
Tokyo Gas Co., Ltd. (Japan)	452,000	2,393,660

		2,393,660
Health-care equipment and supplies (1.2%)
Covidien PLC	126,600	6,956,670

Thoratec Corp. †	52,300	1,867,110

		8,823,780
Health-care providers and services (4.3%)
Aetna, Inc.	177,949	7,776,371

Brookdale Senior Living, Inc. †	99,200	2,327,232

Global Equity Fund	25

COMMON STOCKS (99.0%)* cont.	Shares	Value

Health-care providers and services cont.
Capital Senior Living Corp. †	137,200	$2,206,176

Catamaran Corp. (Canada) †	58,100	2,739,996

Emeritus Corp. †	105,755	2,374,200

Express Scripts Holding Co. †	144,500	8,892,530

UnitedHealth Group, Inc.	116,500	6,524,000

		32,840,505
Hotels, restaurants, and leisure (1.7%)
Compass Group PLC (United Kingdom)	989,478	10,872,950

TUI Travel PLC (United Kingdom)	587,311	2,382,934

		13,255,884
Household durables (2.2%)
Beazer Homes USA, Inc. † S	132,640	2,187,234

Lennar Corp. Class A	62,800	2,353,116

Persimmon PLC (United Kingdom)	144,418	1,859,214

PulteGroup, Inc. †	158,700	2,751,858

Standard Pacific Corp. † S	432,035	2,981,042

Techtronic Industries Co. (Hong Kong)	1,275,000	2,413,581

Toll Brothers, Inc. †	59,400	1,960,794

		16,506,839
Insurance (6.5%)
Aflac, Inc.	172,700	8,597,006

Allianz SE (Germany)	50,766	6,294,282

Aon PLC	170,300	9,187,685

Assured Guaranty, Ltd.	163,300	2,268,237

Marsh & McLennan Cos., Inc.	253,800	8,636,814

Porto Seguro SA (Brazil)	182,300	1,938,741

Prudential PLC (United Kingdom)	910,370	12,509,603

		49,432,368
Internet and catalog retail (1.8%)
Amazon.com, Inc. †	30,000	6,984,600

HomeAway, Inc. †	114,400	2,941,224

Priceline.com, Inc. †	7,000	4,016,390

		13,942,214
Internet software and services (1.9%)
Google, Inc. Class A †	15,307	10,405,239

Telecity Group PLC (United Kingdom)	285,191	4,149,956

		14,555,195
IT Services (1.4%)
Computer Sciences Corp.	55,000	1,674,750

Visa, Inc. Class A	63,000	8,741,880

		10,416,630
Media (0.2%)
Major Cineplex Group PCL (Thailand)	2,678,900	1,721,838

		1,721,838
Metals and mining (0.3%)
Iluka Resources, Ltd. (Australia)	197,967	2,023,823

		2,023,823
Multiline retail (0.2%)
Mitra Adiperkasa Tbk PT (Indonesia)	2,441,000	1,662,716

		1,662,716

26	Global Equity Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Oil, gas, and consumable fuels (9.7%)
BG Group PLC (United Kingdom)	1,256,221	$23,307,495

Cabot Oil & Gas Corp.	65,700	3,086,586

Cairn Energy PLC (United Kingdom)	397,647	1,801,692

EXCO Resources, Inc. S	252,400	2,044,440

Marathon Oil Corp.	309,000	9,288,540

Noble Energy, Inc.	70,100	6,660,201

Origin Energy, Ltd. (Australia)	164,001	1,926,353

Royal Dutch Shell PLC Class A (United Kingdom)	531,458	18,211,454

Southwestern Energy Co. †	79,772	2,768,088

Tullow Oil PLC (United Kingdom)	212,036	4,813,999

		73,908,848
Paper and forest products (0.4%)
MeadWestvaco Corp.	96,600	2,868,054

		2,868,054
Pharmaceuticals (6.5%)
Astellas Pharma, Inc. (Japan)	136,100	6,757,063

Pfizer, Inc.	755,463	18,788,365

Sanofi (France)	170,177	14,990,140

Shire PLC (United Kingdom)	328,724	9,244,605

		49,780,173
Professional services (0.3%)
Verisk Analytics, Inc. Class A †	41,200	2,101,200

		2,101,200
Real estate management and development (2.5%)
BR Malls Participacoes SA (Brazil)	117,300	1,542,015

BR Properties SA (Brazil)	116,200	1,521,834

CBRE Group, Inc. Class A †	79,000	1,423,580

Forestar Group, Inc. †	208,918	3,344,777

Mitsubishi Estate Co., Ltd. (Japan)	269,000	5,346,808

Sun Hung Kai Properties, Ltd. (Hong Kong)	426,000	5,917,713

		19,096,727
Road and rail (0.3%)
Localiza Rent a Car SA (Brazil)	109,500	1,919,303

		1,919,303
Semiconductors and semiconductor equipment (3.1%)
Samsung Electronics Co., Ltd. (South Korea)	9,739	11,714,935

SK Hynix, Inc. (South Korea) †	71,630	1,633,450

Texas Instruments, Inc.	358,900	10,081,501

		23,429,886
Software (1.2%)
Nuance Communications, Inc. †	69,900	1,555,974

Salesforce.com, Inc. †	53,600	7,824,528

		9,380,502
Specialty retail (4.5%)
AutoZone, Inc. †	4,800	1,800,000

Best Buy Co., Inc.	58,600	891,306

Home Depot, Inc. (The)	126,400	7,758,432

Industria de Diseno Textil (Inditex) SA (Spain)	45,594	5,813,593

Kingfisher PLC (United Kingdom)	512,488	2,398,665

Lowe’s Cos., Inc.	363,600	11,773,368

Tile Shop Holdings, Inc. † S	260,182	3,741,417

		34,176,781

Global Equity Fund	27

COMMON STOCKS (99.0%)* cont.			Shares	Value

Textiles, apparel, and luxury goods (0.2%)
Hanesbrands, Inc. †			54,800	$1,834,156

				1,834,156
Tobacco (5.6%)
Japan Tobacco, Inc. (Japan)			738,300	20,393,530

Lorillard, Inc.			46,200	5,359,662

Philip Morris International, Inc.			189,600	16,790,976

				42,544,168
Trading companies and distributors (0.5%)
W.W. Grainger, Inc.			17,200	3,464,252

				3,464,252
Water utilities (0.2%)
United Utilities Group PLC (United Kingdom)			157,909	1,725,203

				1,725,203
Wireless telecommunication services (0.7%)
Softbank Corp. (Japan)			176,900	5,590,777

				5,590,777

Total common stocks (cost $707,052,251)				$753,331,599

	Expiration	Strike
WARRANTS (0.7%)*†	date	price	Warrants	Value

Housing Development
Finance 144A (India)	2/27/15	$—	283,552	$4,018,326

LIC Housing Finance,
Ltd. 144A (India)	6/3/14	0.000001	353,975	1,599,286

Total warrants (cost $5,811,231)				$5,617,612

U.S. TREASURY OBLIGATIONS (—%)*		Principal amount		Value

U.S. Treasury Notes 0.500%, November 15, 2013 [i]			$53,000	$53,276

Total U.S. treasury obligations (cost $53,276)				$53,276

SHORT-TERM INVESTMENTS (2.0%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.21% [d]			7,572,952	$7,572,952

Putnam Money Market Liquidity Fund 0.16% L			6,384,125	6,384,125

SSgA Prime Money Market Fund 0.12% P			809,377	809,377

U.S. Treasury Bills with effective yields ranging from
0.166% to 0.168%, May 30, 2013 ##			$421,000	420,614

Total short-term investments (cost $15,187,041)				$15,187,068

TOTAL INVESTMENTS

Total investments (cost $728,103,799)				$774,189,555

Keys to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

28	Global Equity Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $761,325,421.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $616,429 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.0%	Hong Kong	1.1%

United Kingdom	12.7	Germany	1.1

Japan	10.4	Thailand	1.1

France	4.3	Brazil	0.9

South Korea	1.7	India	0.7

Switzerland	1.7	Australia	0.5

Spain	1.5	Taiwan	0.5

Netherlands	1.4	Other	1.1

Russia	1.3	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Equity Fund	29

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $239,837,360)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Australian Dollar	Buy	11/21/12	$578,259	$577,538	$721

	British Pound	Buy	11/21/12	42,116	42,142	(26)

	British Pound	Sell	11/21/12	42,116	41,854	(262)

	Canadian Dollar	Buy	11/21/12	353,701	359,146	(5,445)

	Swiss Franc	Sell	11/21/12	3,761,507	3,853,446	91,939

	Barclays Bank PLC

	British Pound	Sell	11/21/12	7,303,518	7,280,270	(23,248)

	Euro	Buy	11/21/12	2,601,543	2,539,543	62,000

	Hong Kong Dollar	Buy	11/21/12	4,120,314	4,117,696	2,618

	Japanese Yen	Sell	11/21/12	5,846,080	5,829,359	(16,721)

	Norwegian Krone	Sell	11/21/12	5,778,871	5,786,629	7,758

	Swedish Krona	Buy	11/21/12	4,026,944	4,046,231	(19,287)

	Swiss Franc	Sell	11/21/12	617,054	614,609	(2,445)

	Citibank, N.A.

	Australian Dollar	Buy	11/21/12	6,531,866	6,519,316	12,550

	British Pound	Sell	11/21/12	2,774,340	2,775,500	1,160

	Canadian Dollar	Buy	11/21/12	6,674,473	6,781,371	(106,898)

	Danish Krone	Buy	11/21/12	2,996,189	2,993,817	2,372

	Singapore Dollar	Buy	11/21/12	545,816	541,565	4,251

	Swiss Franc	Buy	11/21/12	4,267,287	4,239,676	27,611

	Credit Suisse AG

	Australian Dollar	Buy	11/21/12	6,869,347	6,855,155	14,192

	British Pound	Buy	11/21/12	7,645,934	7,654,724	(8,790)

	Canadian Dollar	Buy	11/21/12	3,883,001	3,945,030	(62,029)

	Japanese Yen	Sell	11/21/12	4,864,754	4,977,920	113,166

	Swiss Franc	Buy	11/21/12	9,726,257	9,660,694	65,563

	Deutsche Bank AG

	British Pound	Sell	11/21/12	2,971,527	2,972,181	654

	Canadian Dollar	Buy	11/21/12	3,981,985	4,044,526	(62,541)

	Euro	Buy	11/21/12	3,145,498	3,157,644	(12,146)

	Swiss Franc	Buy	11/21/12	1,176,860	1,168,124	8,736

	Goldman Sachs International

	Australian Dollar	Buy	11/21/12	5,453,811	5,443,385	10,426

	Japanese Yen	Sell	11/21/12	156,946	160,651	3,705

	Swedish Krona	Sell	11/21/12	2,109,621	2,119,972	10,351

HSBC Bank USA, National Association

	British Pound	Sell	11/21/12	2,922,634	2,928,167	5,533

	Euro	Sell	11/21/12	348,981	347,645	(1,336)

	Hong Kong Dollar	Sell	11/21/12	1,861,357	1,860,264	(1,093)

	Norwegian Krone	Buy	11/21/12	172,282	171,935	347

	Swiss Franc	Buy	11/21/12	393,218	390,615	2,603

30	Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $239,837,360) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank, N.A.

	British Pound	Sell	11/21/12	$7,968,179	$7,971,907	$3,728

	Canadian Dollar	Buy	11/21/12	7,451,534	7,571,339	(119,805)

	Hong Kong Dollar	Sell	11/21/12	835,960	835,450	(510)

	Japanese Yen	Sell	11/21/12	4,328,485	4,518,640	190,155

	Norwegian Krone	Sell	11/21/12	5,184,867	5,191,537	6,670

	Singapore Dollar	Buy	11/21/12	5,350,114	5,306,803	43,311

	Swedish Krona	Buy	11/21/12	1,598,440	1,615,590	(17,150)

	Royal Bank of Scotland PLC (The)

	British Pound	Sell	11/21/12	1,319,639	1,319,430	(209)

	Canadian Dollar	Buy	11/21/12	317,070	321,873	(4,803)

	Euro	Buy	11/21/12	619,662	620,449	(787)

	Euro	Sell	11/21/12	619,662	617,246	(2,416)

	Japanese Yen	Sell	11/21/12	60,199	61,603	1,404

	Swiss Franc	Sell	11/21/12	884,283	878,337	(5,946)

	State Street Bank and Trust Co.

	Australian Dollar	Buy	11/21/12	5,213,034	5,184,403	28,631

	Canadian Dollar	Buy	11/21/12	4,389,631	4,459,345	(69,714)

	Euro	Buy	11/21/12	9,040,194	9,006,903	33,291

	Israeli Shekel	Buy	11/21/12	2,117,171	2,112,626	4,545

	Norwegian Krone	Sell	11/21/12	3,405,081	3,411,467	6,386

	Swedish Krona	Buy	11/21/12	6,288,570	6,319,514	(30,944)

	UBS AG

	British Pound	Buy	11/21/12	6,157,185	6,166,438	(9,253)

	Canadian Dollar	Buy	11/21/12	8,747,936	8,885,241	(137,305)

	Euro	Sell	11/21/12	77,523	77,254	(269)

	Norwegian Krone	Buy	11/21/12	17,626,123	17,657,971	(31,848)

	Swiss Franc	Buy	11/21/12	4,334,524	4,305,062	29,462

	WestPac Banking Corp.

	British Pound	Sell	11/21/12	12,850,907	12,856,243	5,336

	Canadian Dollar	Buy	11/21/12	2,274,434	2,310,015	(35,581)

	Japanese Yen	Sell	11/21/12	3,374,772	3,456,334	81,562

	Total					$93,930

Global Equity Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$59,688,025	$41,446,006	$—

Consumer staples	22,150,638	48,231,171	—

Energy	32,229,865	50,060,993	—

Financials	125,869,085	73,707,061	—

Health care	60,452,650	30,991,808	—

Industrials	36,847,521	3,656,505	—

Information technology	66,711,510	23,214,182	—

Materials	35,752,199	3,979,924	—

Telecommunication services	19,829,458	14,394,135	—

Utilities	—	4,118,863	—

Total common stocks	459,530,951	293,800,648	—

U.S. Treasury obligations	—	53,276	—

Warrants	—	5,617,612	—

Short-term investments	7,193,502	7,993,566	—

Totals by level	$466,724,453	$307,465,102	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$93,930	$—

Totals by level	$—	$93,930	$—

The accompanying notes are an integral part of these financial statements.

32	Global Equity Fund

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value, including $7,268,167 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $714,146,722)	$760,232,478
Affiliated issuers (identified cost $13,957,077) (Notes 1 and 6)	13,957,077

Foreign currency (cost $40,487) (Note 1)	40,548

Dividends, interest and other receivables	1,699,391

Receivable for shares of the fund sold	156,896

Receivable for investments sold	519,382

Unrealized appreciation on forward currency contracts (Note 1)	882,737

Total assets	777,488,509

LIABILITIES

Payable for investments purchased	3,854,262

Payable for shares of the fund repurchased	1,598,084

Payable for compensation of Manager (Note 2) (Notes 2 and 5)	470,414

Payable for investor servicing fees (Note 2)	163,253

Payable for custodian fees (Note 2)	35,870

Payable for Trustee compensation and expenses (Note 2)	463,514

Payable for administrative services (Note 2)	1,516

Payable for distribution fees (Note 2)	184,965

Unrealized depreciation on forward currency contracts (Note 1)	788,807

Collateral on certain derivative contracts, at value (Note 1)	862,653

Collateral on securities loaned, at value (Note 1)	7,572,952

Other accrued expenses	166,798

Total liabilities	16,163,088

Net assets	$761,325,421

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,179,783,002

Undistributed net investment income (Note 1)	5,647,932

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(470,263,245)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	46,157,732

Total — Representing net assets applicable to capital shares outstanding	$761,325,421

(Continued on next page)

Global Equity Fund	33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($691,972,003 divided by 74,733,744 shares)	$9.26

Offering price per class A share (100/94.25 of $9.26)*	$9.82

Net asset value and offering price per class B share ($19,831,230 divided by 2,381,475 shares)**	$8.33

Net asset value and offering price per class C share ($11,459,520 divided by 1,307,232 shares)**	$8.77

Net asset value and redemption price per class M share ($11,050,331 divided by 1,247,965 shares)	$8.85

Offering price per class M share (100/96.50 of $8.85)*	$9.17

Net asset value, offering price and redemption price per class R share
($883,749 divided by 96,579 shares)	$9.15

Net asset value, offering price and redemption price per class R5 share
($10,721 divided by 1,121 shares)	$9.56

Net asset value, offering price and redemption price per class R6 share
($10,722 divided by 1,121 shares)	$9.56

Net asset value, offering price and redemption price per class Y share
($26,107,145 divided by 2,729,907 shares)	$9.56

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $676,505)	$14,348,050

Interest (including interest income of $8,438 from investments in affiliated issuers) (Note 6)	10,619

Securities lending (Note 1)	119,367

Total investment income	14,478,036

EXPENSES

Compensation of Manager (Note 2)	5,496,467

Investor servicing fees (Note 2)	2,433,373

Custodian fees (Note 2)	89,456

Trustee compensation and expenses (Note 2)	68,872

Administrative services (Note 2)	23,554

Distribution fees (Note 2)	2,189,632

Other	356,278

Total expenses	10,657,632

Expense reduction (Note 2)	(129,713)

Net expenses	10,527,919

Net investment income	3,950,117

Net realized gain on investments (Notes 1 and 3)	41,163,107

Net realized gain on foreign currency transactions (Note 1)	4,260,155

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,757,617)

Net unrealized appreciation of investments during the year	34,230,473

Net gain on investments	76,896,118

Net increase in net assets resulting from operations	$80,846,235

The accompanying notes are an integral part of these financial statements.

34	Global Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$3,950,117	$8,734,803

Net realized gain on investments
and foreign currency transactions	45,423,262	31,995,738

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	31,472,856	(12,188,326)

Net increase in net assets resulting from operations	80,846,235	28,542,215

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,732,947)	(9,371,224)

Class B	(430,946)	(143,522)

Class C	(217,661)	(68,247)

Class M	(246,779)	(97,264)

Class R	(25,505)	(12,403)

Class Y	(573,729)	(278,212)

Increase in capital from settlement payments (Note 8)	335,061	1,555,613

Redemption fees (Note 1)	—	300

Decrease from capital share transactions (Note 4)	(93,601,379)	(107,284,526)

Total decrease in net assets	(31,647,650)	(87,157,270)

NET ASSETS

Beginning of year	792,973,071	880,130,341

End of year (including undistributed net investment income
of $5,647,932 and $16,014,752, respectively)	$761,325,421	$792,973,071

The accompanying notes are an integral part of these financial statements.

Global Equity Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2012	$8.55	.05	.87	.92	(.21)	(.21)	—	— [d,e]	$9.26	11.20	$691,972	1.35	.55	117
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	— [d]	.02 [f,g]	8.55	2.85	721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	— [d]	— [d,h]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [i]	1.25	(.01)	(.01)	— [d]	— [d,j,k]	7.79	19.13 [i]	821,586	1.42 [l]	2.22 [l]	105
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	— [d]	—	6.55	(48.72)	834,994	1.30 [l]	1.31 [l]	96

Class B
October 31, 2012	$7.69	(.02)	.80	.78	(.14)	(.14)	—	— [d,e]	$8.33	10.43	$19,831	2.10	(.21)	117
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	— [d]	.02 [f,g]	7.69	2.01	24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	— [d]	— [d,h]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [i]	1.08	—	—	— [d]	— [d,j,k]	7.02	18.18 [i]	48,621	2.17 [l]	1.52 [l]	105
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	— [d]	—	5.94	(49.13)	71,660	2.05 [l]	.49 [l]	96

Class C
October 31, 2012	$8.10	(.02)	.84	.82	(.15)	(.15)	—	— [d,e]	$8.77	10.38	$11,460	2.10	(.20)	117
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	— [d]	.02 [f,g]	8.10	2.14	11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	— [d]	— [d,h]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [i]	1.14	—	—	— [d]	— [d,j,k]	7.40	18.21 [i]	14,315	2.17 [l]	1.48 [l]	105
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	— [d]	—	6.26	(49.08)	15,385	2.05 [l]	.55 [l]	96

Class M
October 31, 2012	$8.18	— [d]	.84	.84	(.17)	(.17)	—	— [d,e]	$8.85	10.59	$11,050	1.85	.05	117
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	— [d]	.02 [f,g]	8.18	2.35	12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	— [d]	— [d,h]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [i]	1.17	—	—	— [d]	— [d,j,k]	7.47	18.57 [i]	14,007	1.92 [l]	1.72 [l]	105
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	— [d]	—	6.30	(48.99)	14,015	1.80 [l]	.81 [l]	96

Class R
October 31, 2012	$8.45	.02	.87	.89	(.19)	(.19)	—	— [d,e]	$9.15	10.85	$884	1.60	.28	117
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	— [d]	.02 [f,g]	8.45	2.65	1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	— [d]	— [d,h]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 [i]	1.22	—	—	— [d]	— [d,j,k]	7.70	18.83 [i]	1,484	1.67 [l]	1.94 [l]	105
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	— [d]	—	6.48	(48.86)	1,195	1.55 [l]	1.08 [l]	96

Class R5
October 31, 2012†	$8.92	.03	.61	.64	—	—	—	—	$9.56	7.18 *	$11	.31 *	.31 *	117

Class R6
October 31, 2012†	$8.92	.03	.61	.64	—	—	—	—	$9.56	7.18 *	$11	.28 *	.34 *	117

Class Y
October 31, 2012	$8.83	.07	.90	.97	(.24)	(.24)	—	— [d,e]	$9.56	11.39	$26,107	1.10	.78	117
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	— [d]	.02 [f,g]	8.83	3.12	21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	— [d]	— [d,h]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [i]	1.30	(.04)	(.04)	— [d]	— [d,j,k]	8.02	19.34 [i]	21,769	1.16 [l]	2.51 [l]	105
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	— [d]	—	6.76	(48.59)	23,986	1.05 [l]	1.59 [l]	96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Global Equity Fund	Global Equity Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

l Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

38	Global Equity Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Global Equity Fund	39

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

40	Global Equity Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $112,493 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $314,026 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $389,649.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,268,167 and the fund received cash collateral of $7,572,952.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Global Equity Fund	41

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $468,113,879 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$182,162,208	N/A	$182,162,208	October 31, 2016

285,951,671	N/A	285,951,671	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $4,910,630 to increase undistributed net investment income, $268,771 to decrease paid-in-capital and $4,641,859 to increase accumulated net realized losses.

42	Global Equity Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$69,404,928
Unrealized depreciation	(25,468,538)

Net unrealized appreciation	43,936,390
Undistributed ordinary income	5,690,913
Capital loss carryforward	(468,113,879)
Cost for federal income tax purposes	$730,253,165

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion, and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.705% of the fund’s average net assets before an increase of $52,242 (0.007% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Global Equity Fund	43

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$2,218,713	Class R5	5

Class B	68,776	Class R6	1

Class C	37,196	Class Y	68,178

Class M	37,218	Total	$2,433,373

Class R	3,286

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,200 under the expense offset arrangements and by $127,513 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $608, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

44	Global Equity Fund

Class A	$1,760,165	Class M	88,564

Class B	217,667	Class R	5,187

Class C	118,049	Total	$2,189,632

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,082 and $313 from the sale of class A and class M shares, respectively, and received $17,613 and $451 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $891,967,133 and $976,097,343, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	2,427,168	$21,264,041	3,752,181	$34,076,040

Shares issued in connection with
reinvestment of distributions	2,056,362	16,450,820	993,044	8,602,101

	4,483,530	37,714,861	4,745,225	42,678,141

Shares repurchased	(14,129,282)	(123,804,585)	(15,106,561)	(135,968,208)

Net decrease	(9,645,752)	$(86,089,724)	(10,361,336)	$(93,290,067)

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	185,490	$1,464,842	251,953	$2,059,625

Shares issued in connection with
reinvestment of distributions	57,869	418,970	17,708	138,841

	243,359	1,883,812	269,661	2,198,466

Shares repurchased	(1,058,756)	(8,406,190)	(1,688,566)	(13,820,913)

Net decrease	(815,397)	$(6,522,378)	(1,418,905)	$(11,622,447)

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	80,504	$657,247	103,171	$874,336

Shares issued in connection with
reinvestment of distributions	26,507	201,986	7,592	62,636

	107,011	859,233	110,763	936,972

Shares repurchased	(279,825)	(2,342,766)	(329,471)	(2,838,508)

Net decrease	(172,814)	$(1,483,533)	(218,708)	$(1,901,536)

Global Equity Fund	45

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	33,228	$279,471	53,145	$456,843

Shares issued in connection with
reinvestment of distributions	31,157	239,284	11,180	93,017

	64,385	518,755	64,325	549,860

Shares repurchased	(304,158)	(2,566,649)	(234,372)	(2,019,909)

Net decrease	(239,773)	$(2,047,894)	(170,047)	$(1,470,049)

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	20,443	$177,131	47,179	$415,635

Shares issued in connection with
reinvestment of distributions	3,213	25,449	1,444	12,379

	23,656	202,580	48,623	428,014

Shares repurchased	(66,758)	(585,670)	(58,870)	(505,312)

Net decrease	(43,102)	$(383,090)	(10,247)	$(77,298)

	For the period 7/3/12 (commencement of
	operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	1,121	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	1,121	10,000

Shares repurchased	—	—

Net increase	1,121	$10,000

	For the period 7/3/12 (commencement of
	operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	1,121	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	1,121	10,000

Shares repurchased	—	—

Net increase	1,121	$10,000

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	649,178	$6,120,823	525,161	$5,091,959

Shares issued in connection with
reinvestment of distributions	67,267	554,276	29,910	266,800

	716,445	6,675,099	555,071	5,358,759

Shares repurchased	(417,552)	(3,769,859)	(461,721)	(4,281,888)

Net increase	298,893	$2,905,240	93,350	$1,076,871

46	Global Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,121	100.00%	$10,721

Class R6	1,121	100.00	10,722

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$882,737	Payables	$788,807

Equity contracts	Investments	5,617,612	Payables	—

Total		$6,500,349		$788,807

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$4,275,318	$4,275,318

Equity contracts	15,561	—	$15,561

Total	$15,561	$4,275,318	$4,290,879

* For the reporting period, the transaction volume for warrants was minimal.

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(2,782,726)	$(2,782,726)

Equity contracts	(193,619)	—	$(193,619)

Total	$(193,619)	$(2,782,726)	$(2,976,345)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$21,664,825	$325,182,759	$340,463,459	$8,438	$6,384,125

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Global Equity Fund	47

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,468,543 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $32,064 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

48	Global Equity Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,382 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Global Equity Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	Global Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Equity Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52	Global Equity Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN006
278025 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$41,872	$ —	$4,650	$ —
October 31, 2011	$58,738	$ —	$4,550	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,650 and $4,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$ —	$ —	$ —

October 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012